Exhibit 99.1

www.healthgrades.com July 2009 NASDAQ: HGRD

2 Forward-Looking Statements This presentation, both written and oral, contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In particular, statements regarding planned growth in HealthGrades' business, anticipated web traffic, and addition to current data are forward-looking statements. These statements, as well as the phrases "anticipate," "well-placed," "believe," "estimate," "expect," "consider" and similar expressions, are generally intended to identify forward- looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other risk factors that could cause the actual results, performance or achievements of HealthGrades, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Please refer to the documents that HealthGrades has filed with the U.S. Securities and Exchange Commission under the U.S. Securities Exchange Act of 1934, as amended, including HealthGrades' most recent annual report on Form 10-K, for a discussion of these and other risk factors. All forward-looking statements in this presentation are based on information available to HealthGrades as of the date hereof. All written or oral forward-looking statements attributable to HealthGrades or any person acting on behalf of HealthGrades are expressly qualified in their entirety by the foregoing. HealthGrades does not undertake any obligation to update or revise any forward-looking statement contained herein to reflect any change in HealthGrades' expectation with regard thereto or any change in events, conditions or circumstances on which any such statement is based. ? Copyright 2009, Health Grades, Inc. All Rights Reserved.

3 Ratings Leadership, Trusted Brands ? Copyright 2009, Health Grades, Inc. All Rights Reserved.

About HealthGrades

The leading healthcare ratings company's information and ratings enable improved decisions and outcomes for over fifteen million patients each month and many of the nation's largest employers, health plans and hospitals

- Recognized and trusted brand for >10 years
- Market innovation leaders
- The HealthGrades web properties (Healthgrades.com and WrongDiagnosis.com) function as a resource coach for active patients and include:
  - Proprietary ratings on 5,000 hospitals
  - Quality metrics and demographic profiles on 750,000 physicians
  - Identification of HealthGrades Five-Star Doctors™ and HealthGrades Recognized Doctors™
  - Tools and information covering more than 17,000 conditions, diseases and treatments, and over 7,800 symptoms
  - Prescription drug rating and comparison tool

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© Copyright 2009, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES® GUIDING AMERICA TO BETTER HEALTHCARE®

5 HealthGrades' Web Properties 90% of Healthgrades.com users search for physician information Based on a recent HealthGrades' survey, 82% of our users will see a physician in the next 30 days Over 7.5 million monthly unique visitors Substantially all of WrongDiagnosis.com users search for symptoms/diseases/diagnoses Healthcare tools and information covering more than 17,000 treatments, diseases and conditions, and over 7,800 symptoms Strong and vibrant online communities Over 8 million monthly unique visitors ? Copyright 2009, Health Grades, Inc. All Rights Reserved.

HealthGrades has Very Valuable Audience ? Copyright 2009, Health Grades, Inc. All Rights Reserved. 6 80% of physician searches will result in office visit in 30 days

7 HealthGrades' Web Properties Unique Users 2005 2006 2007 2008 1 2009 Unique Users 26.13244 30.986424 33.868175 90.5 180 1 - WrongDiagnosis.com users included beginning October 13, 2008. Increasing traffic, now over 15 million unique users a month, monetized through patient reports, advertising and sponsorships ? Copyright 2009, Health Grades, Inc. All Rights Reserved. Unique Users (millions) Estimate

8 HealthGrades Integration with WrongDiagnosis ? Copyright 2009, Health Grades, Inc. All Rights Reserved.

9 Investment Highlights Core Provider Services business growing ^ 10% with >76% + annual retention rate Internet Business Group monetizing information assets and web traffic with recently launched advertising/sponsorship platform; > 15M unique visitors per month (Healthgrades.com and WrongDiagnosis.com) Partnership with Google Health/Yahoo! Health expected to increase brand awareness, continue to build web traffic over time and solidify our position as leader in provider selection Strategic Health Solutions provides additional distribution and revenue opportunities ? Copyright 2009, Health Grades, Inc. All Rights Reserved.

10 Current Revenue Model (Q2-2009) ? Copyright 2009, Health Grades, Inc. All Rights Reserved. Provider Services Internet Business Strategic Health Solutions East 0.64 0.31 0.05 Hospital Marketing and Quality Solutions 63% Advertising, Sponsorship, and Patient Quality Reports 33% Health Management Suite, Content Licensing 4%

Quality Varies in Healthcare

With Doctors, Quality is a Coin Toss



50%
Appropriate
Treatment



50%
Inappropriate
Treatment

On average, doctors provide appropriate healthcare only about half the time

Source: USA Today, Rand Study article - 50/50 chance of proper healthcare, 6/26/2003

With Hospitals, Mortality Rates Vary Widely



80%
60%
40%
20%
0%
71%
52%
5-star compared to 1-star
5-star compared to 3-star

If all hospitals performed at the level of hospitals rated five stars by HealthGrades, 266,604 Medicare lives could potentially have been saved over the three years studied

Source: HealthGrades Tenth Annual Hospital Quality in American Hospitals Study, 2007.

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© Copyright 2009, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES®
GUIDING AMERICA TO BETTER HEALTHCARE®

Provider Services Group ≈ 63% of Revenue

- Hospital Marketing ≈ 84% of Provider Services Revenue
  - Hospitals license HealthGrades ratings to communicate excellence; 15% of facilities receive 5 stars
  - $55,000/year per line of service on average, $150,000/year blanket license
  - Addressable market <10% penetrated
  - 79% of consumers will "probably" or "definitely" take into account success rates from independent source[1]
  - "56% of consumers indicated that they would ask their physicians to send them to the hospitals that they (consumers) most prefer."[2]
  - Quality Improvement ≈ 16% of Provider Services Revenue
  - Physician-to-physician consulting to understand data, improve outcomes
  - ≈$100,000/year per line of service
  - Addressable market <1% penetrated

1 - Source: J.D. Power & Associates, 2004

2- Source: Solucient national Trends in Healthcare Consumers

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© Copyright 2009, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES®
GUIDING AMERICA TO BETTER HEALTHCARE®

13 Internet Business Group ^ 33% of Revenue Overview Evolution from focus on individual purchased reports on physicians to advertising and third party sponsored reports on healthgrades.com Provider of quality information on hospitals and physicians for Google Health 82% of healthgrades.com users will see a physician in the next 30 days1 1 - Source: Health Grades, Inc. survey ? Copyright 2009, Health Grades, Inc. All Rights Reserved.

14 Consumers Prefer Internet Search Internet Most Preferred Source of Health Information Search is a starting point when retrieving health info online Go Direct to a Website 34% Search First 66% Among eHealth Consumers Source: Manhattan Research, Cybercitizen(r) Health v6.0 ? Copyright 2009, Health Grades, Inc. All Rights Reserved.

Patients Searching will Land on HealthGrades ? Copyright 2009, Health Grades, Inc. All Rights Reserved. 15

16 Sponsorship Success - Tenet ....A 2.3 percent increase in same- hospital admissions in Jan '08 ....The portion of patient volume consisting of charity and uninsured cases declined ....Improved physician recruitment, with a 9 percent gain in doctors with admitting privileges in 2007 SOURCE: TheStreet.com, February 28, 2008 ? Copyright 2009, Health Grades, Inc. All Rights Reserved.

17 Partners (9 named partners) Healthcare Providers (2) Pharmacies and PBM's (4) Lab Testing Results (1) Drug Interaction (1) Partnership with Google Health Benefits brand, drives traffic and advertising revenue, and solidifies lead in provider selection ? Copyright 2009, Health Grades, Inc. All Rights Reserved.

18 Strategic Health Solutions ^ 4% of Revenue Health Management Suite Providing hospital/physician information to employers, health plans and benefit consultants Content Licensing Launched in 2008 Opportunity for media organizations and online portals to enhance content and increase site traffic Create brand ubiquity, SEO opportunities Healthcare Credit Solutions Began development during 2007 Co-branded credit card; loyalty program for hospitals, health plans and medical practices with financial healthcare rewards for consumers Healthcare is the 3rd largest U.S household expenditure ? Copyright 2009, Health Grades, Inc. All Rights Reserved.

19 Keys to Growth Increase penetration of hospital marketing program <10% of hospitals license HealthGrades performance ratings Expand Sponsorships Physician profiles are a proven effective channel Target regional plans and practices Leverage rapid web traffic growth for sponsorships and advertising Maintain and enhance dominant footprint in health search Launching highly targeted service offerings Content licensing Affinity credit card Expand leadership in healthcare ratings and provider selection ? Copyright 2009, Health Grades, Inc. All Rights Reserved.

20 Financial Performance 2008 Actual Ratings and Advisory revenue $39.7M + 21% $6.4M cash flow from operations Repurchased 2.4M shares for $10.7M 2009 Guidance 1 Approximately 25% revenue growth over 2008 Operating margin target of 17 to 21% 1 From the HealthGrades Press Release issued July 28, 2009. HealthGrades neither reaffirms nor modifies its previously issued guidance, but rather includes in this presentation to reference its last reported targets. ? Copyright 2009, Health Grades, Inc. All Rights Reserved.

Summary

- Hospital marketing and quality solutions business growing ≈10% with 76% annual retention rate in 2008
- Rapid growth in web traffic creates new sponsorship and advertising opportunities
- Partnership with Google Health expected to increase brand awareness, continue to build web traffic over time and solidify our position as leader in provider selection
- Content licensing and LifeRewards card provide new revenue opportunities

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© Copyright 2009, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES®
GUIDING AMERICA TO BETTER HEALTHCARE®